As filed with the Securities and Exchange Commission on February 29, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22403

SCS Hedged Opportunities Master Fund, LLC
(Exact name of registrant as specified in charter)

One Winthrop Square
Boston, Massachusetts 02110
(Address of principal executive offices) (Zip code)

Peter H. Mattoon
c/o SCS Capital Management, LLC
One Winthrop Square
Boston, Massachusetts 02110
(Name and address of agent for service)

(617) 204-6400
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  December 31, 2011

Item 1. Schedule of Investments.

SCS Hedged Opportunities Master Fund, LLC
Schedule of Investments
December 31, 2011 (Unaudited)
			Next Available		Redemption
			Redemption	Frequency of	Notification
	Cost	Fair Value	Dateb	Redemptions	Period (Days)

INVESTMENTS IN INVESTMENT COMPANIES - 85.79%a
Credit - ABS - 2.40%a
Perella Weinberg Partners Asset Based Value Fund LP	$1,250,000	$1,378,098	6/30/2012	Quarterly	90

Credit - Distressed - 4.29%a
Aurelius Capital Partners, LP	1,435,617	1,379,871	9/30/2012	Semi-Annually	65
Caspian Select Credit Fund, L.P.	1,039,213	1,083,818	3/31/2012c	Quarterly	90
		2,463,689
Credit - RMBS - 2.64%a
AG Mortgage Value Partners, L.P.	1,412,736	1,516,074	3/31/2012	Quarterly	90

Credit - Long/Short - 1.23%a
Capula Special Opportunities Fund Limited	750,000	705,395	12/31/2013	Quarterly	45

Equity Long/Short - Global - 11.93%a
Amiya Global Emerging Opportunities, L.P.	1,500,000	1,571,551	9/30/2012c	Quarterly	30
Passport II, LP	610,888	529,790	3/31/2012	Quarterly	45
Scout Capital Partners II, L.P.	2,478,697	2,567,645	3/31/2012	Quarterly	45
Standard Global Equity Partners SA, L.P.	595,657	715,450	3/31/2012	Quarterly	45
Tremblant Partners, LP	1,496,776	1,472,035	1/31/2012	Monthly	45
		6,856,472
Equity Long/Short - Regional Specialist - 7.89%a
Greenheart Capital Fund LP	1,000,000	778,137	9/30/2012c	Quarterly	60
Janchor Partners Pan-Asian Fund	636,985	638,982	1/31/2012	Monthly	60
Macquarie Asian Alpha Fund	2,178,697	2,365,361	1/31/2012	Monthly	30
Standard Pacific Pan-Asia Fund, L.P.	799,000	749,325	6/30/2012c	Quarterly	45
		4,531,805
Equity Long/Short - Sector - 10.47%a
Altimeter Partners Fund, L.P.	1,900,000	1,710,392	6/30/2012	Semi-Annually	60
Goshen Global Equity, L.P.	862,736	744,131	3/31/2012	Quarterly	60
JAT Capital Domestic Fund, L.P.	2,100,000	1,883,849	9/30/2012c	Quarterly	45
Tiger Consumer Partners, L.P.	1,560,617	1,678,801	3/31/2012	Quarterly	45
		6,017,173
Equity Long/Short - U.S. - 2.34%a
Hawkeye Capital Institutional, L.P.	1,053,697	1,074,011	9/30/2012c	Quarterly	90
TigerShark Fund, L.P.	300,000	269,423	3/31/2012	Quarterly	60
		1,343,434
Event Driven - Merger/Arbitrage - 3.87%a
Jet Capital Concentrated Fund, L.P.	2,153,697	2,223,850	1/31/2012	Monthly	30

Event Driven - Regional Specialist - 6.97%a
Tyrus Capital Opportunities Fund, L.P.	2,000,000	1,924,196	3/31/2012	Quarterly	90
West Face Long Term Opportunities, LLC	2,010,617	2,079,144	3/31/2012	Quarterly	90
		4,003,340
Macro - Discretionary - 0.78%a
Woodbine Capital Fund LLC	500,000	450,037	3/31/2012	Quarterly	30

Multi-Strategy - Equity Long/Short - 2.42%a
Owl Creek II, L.P.	1,635,617	1,393,763	3/31/2012	Annually	90

Multi-Strategy - Event Driven - 8.54%a
Eton Park Fund, L.P.	1,335,617	1,221,615	6/30/2012	Annually	65
Serengeti Partners, LP	1,940,000	1,974,108	3/31/2012	Quarterly	87
Taconic Opportunity Fund II L.P.	1,850,000	1,713,067	3/31/2012	Quarterly	60
		4,908,790
Multi-Strategy - Regional Specialist - 3.83%a
Azentus Global Opportunities Fund L.P.	2,350,000	2,199,793	3/31/2012	Quarterly	60

Relative Value - Commodities - 2.63%a
Viridian Fund, LP	1,500,000	1,509,063	9/30/2012c	Quarterly	90

Relative Value - Fixed Income - 4.62%a
Capula Global Relative Value Fund, L.P.	2,503,697	2,652,969	9/30/2012c	Quarterly	45

Relative Value - Multi-Strategy - 8.94%a
Absolute Return Capital Partners, L.P.	2,800,000	3,001,328	1/31/2012	Monthly	15
Alphadyne International Partners, LP	2,035,617	2,132,387	1/31/2012	Monthly	60
		5,133,715

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $49,576,178)		49,287,460
	Contracts
PURCHASED OPTION CONTRACTS - 0.03%a
CBOE Volatility Binary Call Option, Expiration January 2012,
Exercise Price $45.00	15,839	15,400

TOTAL PURCHASED OPTION CONTRACTS (Cost $83,468)		15,400

	Shares
EXCHANGE-TRADED FUND - 0.26%a
SPDR Gold Trust	980	148,950

TOTAL EXCHANGE-TRADED FUND (Cost $168,609)		148,950

SHORT TERM INVESTMENT - 3.37%a
First American Treasury Money Market Fund - Class Z	1,935,866	1,935,866

TOTAL SHORT TERM INVESTMENTS (Cost $1,935,866)		1,935,866

Total Investments (Cost $51,764,121) - 89.45%a		51,387,676
Other Assets in Excess of Other Liabilities - 10.55%a		6,063,233
TOTAL NET ASSETS - 100.00%a		$57,450,909

Footnotes
a Percentages are stated as a percent of net assets.
b Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2011 that redemption from a tranche is available without fees. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the Portfolio Fund's advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.
c Investment in Portfolio Funds may be redeemed prior to the Next Available Redemption Date subject to a redemption fee ranging from
1% to 5%.

SCS Hedged Opportunities Master Fund, LLC
SCHEDULE OF WRITTEN OPTION CONTRACTS
December 31, 2011 (Unaudited)

Written Call Options	Expiration Date	Exercise Price	Contracts	Fair Value
CBOE Volatility Binary	January 2012	$60.00	15,839	$3,080

Total Written Option Contracts (Premiums received $24,024)				$3,080

Income Taxes
The Master Fund’s tax year end is December 31.  The Master Fund is treated as a partnership for Federal income tax purposes.  Each member is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP.  This guidance sets forth a minimum threshold for the financial statement recognition of tax positions takes based on the technical merits of such positions.  Management is not aware of any exposure to uncertain tax positions that could require accrual.  As of December 31, 2011, the Master Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

Investment Valuation
The Master Fund primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Company’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Adviser may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Master Fund calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Master Fund’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

Fair Value of Financial Instruments
The Master Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – Valuations based primarily on inputs that are unobservable and significant.  The Master Fund utilized the Portfolio Funds’ month-end NAV’s as-of the reporting date for fair value.  The Portfolio Funds require a redemption notice, and generally include a lock-up period, which results in significant unobservable inputs as-of the reporting date.

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Master Fund’s investments as of December 31, 2011;

	Fair Value Measurements at Reporting Date Using
	Quoted Prices in
	Active markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Investment Companies(a)	$-	$-	$49,287,460	$49,287,460
Exchange-Traded Fund	148,950	-	-	148,950
Purchased Option Contracts	15,400	-	-	15,400
Short Term Investment(b)	1,935,866	-	-	1,935,866
Total Assets	$2,100,216	$-	$49,287,460	$51,387,676
Liabilities
Written Option Contracts	$3,080	$-	$-	$3,080
Total	$2,097,136	$-	$49,287,460	$51,384,596

(a)	All other strategy classifications are identified in the Schedule of Investments.
(b)	Short Term Investments that are sweep investments for cash balances in the Fund at December 31, 2011.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of March 31, 2011	$30,444,426
Accrued discounts / premiums	-
Realized gain (loss)	(70,380)
Change in unrealized appreciation (depreciation)	(1,861,641)
Net purchases (sales)	20,775,055
Transfers in and / or out of Level 3	-
Balance as of December 31, 2011	$49,287,460

During the period ended December 31, 2011, there were no transfers between Level 1 and Level 2.

Derivative Financial Instruments

The Master Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Master Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Master Fund’s results of operations and financial position.

The Master Fund occasionally purchases and sells (“writes”) put and call equity options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Master Fund for purchased options would be included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Master Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Master Fund for written options would be included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Master Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Master Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Master Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Master Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Master Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Master Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Fund’s results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Master Fund may use derivatives in an attempt to achieve an economic hedge, the Master Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options contracts for the period ended December 31, 2011, are as follows:

Contracts
Outstanding at April 1, 2011	-
Options purchased	71,272
Options sold	-
Options expired	(55,433)
Outstanding at December 31, 2011	15,839

Transactions in written options contracts for the period ended December 31, 2011, are as follows:

	Contracts	Premiums
Outstanding at April 1, 2011	-	$-
Options written	71,272	31,188
Options covered	-	-
Options expired	(55,433)	(7,164)
Outstanding at December 31, 2011	15,839	$24,024

The average monthly market value of purchased and written options during the period ended December 31, 2011 were $16,889 and $4,672, respectively.

Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Statement of Operations.  The financial statement treatment and impact can be found in the tables below.

Statement of Assets & Liabilities
	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts:
Options	Purchased call options at fair value *	$15,400	Written call options at fair value *	$(3,080)
Total		$15,400		$(3,080)

Statement of Operations
Derivatives	Amount of Realized Gain (Loss) on Derivatives
Equity Contracts:
Options	$(60,894)
Total	$(60,894)

Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Contracts:
Options	$(47,124)
Total	$(47,124)

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  SCS Hedged Opportunities Master Fund, LLC

By (Signature and Title) /s/ Peter H. Mattoon
                                                 Peter H. Mattoon, Chief Executive Officer

Date   February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Peter H. Mattoon
                                                 Peter H. Mattoon, Chief Executive Officer

Date   February 27, 2012

By (Signature and Title) /s/ Joseph E. McCuine
                                                 Joseph E. McCuine, Chief Financial Officer

Date   February 27, 2012